CVS CORPORATION
                                 ---------------

                           Deferred Compensation Plan
                           --------------------------

                           (as amended April 29, 1998)
                           ---------------------------


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                                TABLE OF CONTENTS
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
ARTICLE I
         INTRODUCTION
                  1.01     Name of Plan...........................................................................1
                  1.02     Purpose of Plan........................................................................1
                  1.03     "Top Hat" Pension Benefit Plan.........................................................1
                  1.04     Funding................................................................................1
                  1.05     Effective Date.........................................................................1
                  1.06     Administration.........................................................................1
                  1.07     Number and Gender......................................................................1
                  1.08     Headings...............................................................................2

ARTICLE II
         DEFINITIONS
                  2.01     Account................................................................................3
                  2.02     Annual Cash Incentive Compensation.....................................................3
                  2.03     Annual Cash Incentive Deferral.........................................................3
                  2.04     Base Salary............................................................................3
                  2.05     Base Salary Deferral...................................................................3
                  2.06     Beneficiary............................................................................3
                  2.07     Board..................................................................................3
                  2.08     Change in Control......................................................................4
                  2.09     Code...................................................................................5
                  2.10     Company................................................................................5
                  2.11     Company Contribution...................................................................5
                  2.12     Compensation Committee.................................................................5
                  2.13     CVS Corporation Future Fund............................................................5
                  2.14     Deferred Compensation Election.........................................................5
                  2.15     Effective Date.........................................................................5
                  2.16     Employee...............................................................................5
                  2.17     ERISA..................................................................................5
                  2.18     401(k) Plan............................................................................5
                  2.19     Melville Deferred Compensation Plan....................................................5
                  2.20     Participant............................................................................6
                  2.21     Plan...................................................................................6
                  2.22     Plan Committee.........................................................................6
                  2.23     Plan Year..............................................................................6
                  2.24     Retirement Date........................................................................6
                  2.25     Specific Future Year...................................................................6
                  2.26     Other Cash Incentive or Bonus Compensation.............................................6
                  2.27     Other Cash Incentive or Bonus Deferral.................................................6
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                                TABLE OF CONTENTS
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
ARTICLE III
         ELIGIBILITY AND PARTICIPATION
                  3.01     Eligibility............................................................................7
                  3.02     Commencement of Participation..........................................................7
                  3.03     Cessation of Active Participation......................................................7

ARTICLE IV
         DEFERRALS & COMPANY CONTRIBUTIONS
                  4.01     Deferral Amounts.......................................................................8
                  4.02     Effective Date of Deferred Compensation Elections......................................8
                  4.03     Modification or Revocation of Election by Participant..................................8
                  4.04     Company Contributions..................................................................9
                  4.05     Deferral and Contribution Timing......................................................10
                  4.06     Balances Transferred from the Melville Deferred Compensation Plan.....................10

ARTICLE V
         ACCOUNTS
                  5.01     Establishment of Bookkeeping Accounts.................................................11
                  5.02     Subaccounts...........................................................................11
                  5.03     Hypothetical Nature of Accounts.......................................................11
                  5.04     Vesting...............................................................................11
                  5.05     Deferral Crediting Options............................................................11
                  5.06     Hypothetical Gains or Losses..........................................................12

ARTICLE VI
         DISTRIBUTION OF ACCOUNT
                  6.01     Normal Distributions..................................................................13
                  6.02     Form of Payment.......................................................................14
                  6.03     Disability Distributions..............................................................14
                  6.04     Distributions in the Event of Death...................................................14
                  6.05     Distributions for Termination Other Than Retirement, Death or Disability..............15
                  6.06     Account Valuation Upon a Distribution.................................................15
                  6.07     Designation of Beneficiary............................................................15
                  6.08     Unclaimed Benefits....................................................................15
                  6.09     Hardship Withdrawals..................................................................15
                  6.10     Other Withdrawals.....................................................................16
                  6.11     Balances Transferred from the Melville Deferred Compensation Plan.....................16
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                                TABLE OF CONTENTS
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
ARTICLE VII
         ADMINISTRATION
                  7.01     Plan Committee........................................................................17
                  7.02     General Powers of Administration......................................................17
                  7.03     Costs of Administration...............................................................17
                  7.04     Indemnification of Plan Committee.....................................................17

ARTICLE VIII
         CLAIMS PROCEDURE
                  8.01     Claims................................................................................18
                  8.02     Claim Decision........................................................................18
                  8.03     Request for Review....................................................................18
                  8.04     Review of Decision....................................................................19

ARTICLE IX
         MISCELLANEOUS
                  9.01     Not Contract of Employment............................................................20
                  9.02     Non-Assignability of Benefits.........................................................20
                  9.03     Withholding...........................................................................20
                  9.04     Amendment and Termination.............................................................20
                  9.05     No Trust Created......................................................................21
                  9.06     Unsecured General Creditor Status of Employee.........................................21
                  9.07     Severability..........................................................................21
                  9.08     Governing Laws........................................................................21
                  9.09     Binding Effect........................................................................22
                  9.10     Entire Agreement......................................................................22
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                                    ARTICLE I
                                  INTRODUCTION

1.01 Name of Plan.

     CVS Corporation (the "Corporation") hereby adopts the CVS Deferred
     Compensation Plan (the "Plan").

1.02 Purpose of Plan.

     The purpose of the Plan is to provide certain eligible employees of the Company the opportunity to defer elements of their compensation which might not otherwise be deferrable under other Company plans, including the 401(k) portion of CVS Corporation Future Fund (the "401(k)Plan"), and to receive the benefit of additions to their deferral comparable to those obtainable under the 401(k) Plan in the absence of certain restrictions and limitations in the Internal Revenue Code. In addition, deferral accounts under the Melville Deferred Compensation Plan will be merged into this plan.

1.03 "Top Hat" Pension Benefit Plan.

     The Plan is an "employee pension benefit plan" within the meaning of ERISA.
     However, the Plan is unfunded and maintained for a select group of management or highly compensated employees and, therefore, it is intended that the Plan will be exempt from Parts 2, 3 and 4 of Title 1 of ERISA. The
     Plan is not intended to qualify under Code section 401(a).

1.04 Funding.

     The Plan is unfunded. All benefits will be paid from the general assets of the Company.

1.05 Effective Date.

     The Plan is effective as of January 1, 1997.

1.06 Administration.

     The Plan shall be administered by the Plan Committee, as defined in Article
     II.

1.07 Number and Gender.

     Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender. The feminine gender, where appearing in the Plan, shall be deemed to include the masculine gender.

1.08 Headings.

     The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

                                   ARTICLE II


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                                   DEFINITIONS

         For purposes of the Plan, the following words and phrases shall have the meanings set forth below, unless their context clearly requires a different meaning:

2.01 Account means the bookkeeping account maintained by the Company on behalf of each Participant pursuant to this Plan.

2.02 Annual Cash Incentive Compensation means the amount awarded to a Participant in cash for a Plan Year under any annual incentive plan maintained by the Company.

2.03 Annual Cash Incentive Deferral means the amount of a Participant's Annual
Cash Incentive Compensation which the Participants elect to have withheld on a pretax basis from their Annual Cash Incentive Compensation and credited to their Account pursuant to this Plan.

2.04 Base Salary means the base rate of cash compensation paid by the Company to or for the benefit of a Participant for services rendered or labor performed while a Participant, including base pay a Participant could have received in cash in lieu of:

     (a) deferrals pursuant to this Plan, and
     (b) contributions made on the Participant's behalf to any qualified plan maintained by the Company or to any cafeteria plan under Section 125 of the Code maintained by the Company.

2.05 Base Salary Deferral means the amount of a Participant's Base Salary which the Participants elect to have withheld on a pretax basis from Base Salary and credited to their Account pursuant to this Plan.

2.06 Beneficiary means the person or persons designated by the Participant in accordance with the provisions of this Plan.

2.07 Board means the Board of Directors of CVS Corporation.

2.08 Change in Control means the happening of any of the following events:

     (a) any person (other than the Corporation, any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation, or any company owned, directly or indirectly, by the stockholders of the Corporation immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Corporation) becomes the Beneficial
     Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or any Significant Subsidiary (as defined below), representing 25% or more of the combined voting power of the Corporation's or such subsidiary's then outstanding securities;


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     (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause (i),
     (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

     (c) the consummation of a merger or consolidation of the Corporation or any subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Corporation (a "Significant Subsidiary") with any other entity, other than a merger or consolidation which would result in the voting securities of the Corporation or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

     (d) the stockholders of the Corporation approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Corporation (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of the common stock of the Corporation immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

     (e) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Corporation or its ownership.

     For purposes of this definition:

                  (1) The term "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act
                  (including any successor to such Rule).

                  (2) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

                  (3) The term "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof,


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                  including "group" as defined in Section 13(d) thereof.

2.09 Code means the Internal Revenue Code of 1986, as amended.

2.10 Company means CVS Corporation and any successor thereof with respect to its employees and any subsidiary or affiliated company authorized by the Compensation Committee to participate in the plan with respect to their employees.

2.11 Company Contribution means the amount, as determined by the Company on an annual basis based on the provisions of this Plan, credited by the Company to the Account of each Participant based on such Participant's Base Salary
Deferral.

2.12 Compensation Committee means the Compensation Committee of the Board of
Directors.

2.13 CVS Corporation Future Fund means the Profit Sharing, 401(k) and Employee
Stock Option Plans of CVS Corporation and affiliated Companies.

2.14 Deferred Compensation Election means the written election as prescribed by the Plan Committee, regardless of how it may be titled. This election is made by the Participant and constitutes the agreement entered into between the Company and a Participant for participation in the Plan. The Participants elect the terms of their deferral pursuant to the provisions of this Plan.

2.15 Effective Date means January 1, 1997.

2.16 Employee means any common-law employee of the Company.

2.17 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

2.18 401(k) Plan means the 401(k) portion of CVS Corporation Future Fund.

2.19 Melville Deferred Compensation Plan means The Deferred Compensation Plan as adopted by The Melville Corporation.

2.20 Participant means each Employee participating in the Plan pursuant to
Article III.

2.21 Plan means the CVS Deferred Compensation Plan, as amended from time to time.

2.22 Plan Committee means the administrative committee approved by the Compensation Committee of the Board of Directors to administer the Plan in accordance with the provisions of this Plan.

2.23 Plan Year means the calendar year ending on December 31.

2.24 Retirement Date means the date the Participant is eligible for and retires under CVS


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Corporation Future Fund, or any successor plan thereto, and is entitled to receive benefits from said plan.

2.25 Specific Future Year means a calender year in the future voluntarily elected by a Participant to begin distribution of Account(s) pursuant to this Plan.

2.26 Other Cash Incentive or Bonus Compensation means the amount awarded to a Participant in cash during any Plan Year other than awards under any annual incentive plan maintained by the Company, including, but not limited to, hiring bonuses and special recognition awards.

2.27 Other Cash Incentive or Bonus Deferral means the amount of a Participant's
Other Cash Incentive or Bonus Compensation which the Participant elects to have withheld on a pretax basis from Other Cash Incentive or Bonus Compensation and credited to their Account pursuant to this Plan.




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                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION


3.01 Eligibility.

     Employees who are eligible for participation in the Plan are:

            (a) those that earn Base Salary equal to or greater than $100,000, as adjusted from time to time by the Plan Committee, or
            (b) certain key employees the Plan Committee may designate to participate in the Plan at its discretion.

     Employees must also be subject to the income tax laws of the United States in order to be eligible for participation in the Plan.

     The Plan Committee shall notify Employees of their selection as eligible
     Participants. Subject to the provisions of Section 3.03 below, a Participant shall remain eligible to continue participation in the Plan for each Plan Year following his or her initial year of participation in the Plan.

3.02 Commencement of Participation.

     An Employee shall become a Participant effective as of the date the Plan
     Committee grants eligibility and that Employee's first Deferred
     Compensation Election becomes effective.

     Participants in the Melville Deferred Compensation Plan will be
     Participants in this Plan as existing account balances in the Melville
     Deferred Compensation Plan are merged with this Plan.

3.03 Cessation of Active Participation.

     Notwithstanding any provision herein to the contrary, an individual who has become a Participant in the Plan shall cease to be a Participant hereunder effective as of any date designated by the Plan Committee. Any such Plan
     Committee action shall be communicated to such Participant prior to the effective date of such action.

     If a Participant's Base Salary falls below the minimum from Section 3.01(a) above, the Participant will not be allowed to defer additional amounts into the Plan until such time as his or her Base Salary meets the minimum requirement. Existing amounts in the Participant's Account will be maintained according the normal provisions of the Plan.


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                                   ARTICLE IV
                        DEFERRALS & COMPANY CONTRIBUTIONS


4.01 Deferral Amounts.

     Before the first day of each Plan Year (or the remaining portion thereof for an Employee who first becomes eligible to participate in the Plan other than on the first day of a Plan Year), a Participant may file with the Plan
     Committee a Deferred Compensation Election. The Participant may defer up to
     50% of Base Salary or up to 100% of Annual Cash Incentive Compensation or up to 100% of Other Cash Incentive or Bonus Compensation.

4.02 Effective Date of Deferred Compensation Elections.

     A Participant's Deferred Compensation Election shall be effective as of the first day of the Plan Year to which it relates. If an employee becomes eligible to participate after December 31, he or she may elect to defer
     Base Salary and/or Annual Cash Incentive for that year by filing a Deferred
     Compensation Election with the Plan Committee prior to the close of business on the thirtieth day following the date he or she becomes eligible to participate in the Plan, provided, however, that Annual Cash Incentive
     Compensation may be deferred only if the amount earned for that year has not already been determined by appropriate action of the Compensation
     Committee.

     If the Participant enters the Plan other than on the first day of a Plan
     Year, the Deferred Compensation Election shall be effective as of the first day of the first payroll period after the date the Participant files said
     Election with the Plan Committee.

     All eligible Employees must complete the Deferred Compensation Election form, even if electing not to participate. In the event a Participant fails to complete a Deferred Compensation Election on or before the date the Participant commences participation in the Plan or the first day of any Plan Year, the Participant shall be deemed to have elected not to make a deferral for such Plan Year (or remaining portion thereof if the Participant enters the Plan other than on the first day of a Plan Year).

4.03 Modification or Revocation of Election by Participant.

     A Participant's Deferred Compensation Election is irrevocable. However, a
     Participant may discontinue a Base Salary Deferral at any time by filing a revised Deferred Compensation Election which must be approved by the Plan
     Committee, and subject to proof of hardship or other such limitations and restrictions as the Plan Committee may prescribe in its sole discretion. If approved by the Plan Committee, revocation shall take effect as of the first day of the next payroll period after its filing. If Participants discontinue a Base Salary Deferral election during a Plan Year, they will not be permitted to elect Base Salary Deferral again until the next Plan
     Year.

     A Participant may only discontinue or reduce deferral of an Annual Cash
     Incentive Compensation election or an Other Cash Incentive or Bonus
     Compensation Election by a


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     showing of a severe financial hardship in accordance with the provisions of this Plan.

     Under no circumstances may a Participant's Deferred Compensation Election be made, modified or revoked retroactively.

4.04 Company Contributions.

     There are three types of Company Contributions in the Plan.

            (a) Restoration of Lost 401(k) Match. The Participant must defer
            Base Salary to be eligible for this contribution in any amount. The purpose of this contribution is to restore any 401(k) Plan match lost as a result of participation in this Plan.

            The contribution for this Section is equal to the matching percentage the Participant is eligible for in the 401(k) Plan times the percentage the Participant is deferring into the 401(k) Plan, up to a maximum of four (4) percent, times matchable compensation.
            Matchable compensation for purposes of this Section 4.04(a) is equal to the lesser of Base Salary or the Qualified Compensation Limit (as defined in Section 401(a)(17) of the Internal Revenue Code) minus the result of: Base Salary for the Plan Year minus the Base Salary deferred in the Plan Year. Matchable compensation for purposes of this Section 4.04(a) may not be less than zero.

            (b) Deferral Plan Match. The Participant must defer Base Salary to be eligible for this contribution. The purpose of this contribution is to restore any 401(k) match lost as a result of the Qualified
            Compensation Limit.

            The contribution for this Section is equal to the matching percentage the Participant is eligible for in the 401(k) Plan times the percentage of Base Salary the Participant is deferring into this Plan, up to a maximum of four (4) percent, times matchable compensation. Matchable compensation for purposes of this Section
            4.04(b) is equal (1) minus (2) as defined below.

                           (1)      The greater of the Participant's Base
                                     Salary or the Qualified Compensation Limit.
                           (2)      The Qualified Compensation Limit.

            (c) Restoration of CVS Corporation Future Fund Profit Sharing
            Contributions. At the sole discretion of the Plan Committee, contributions may be made to this Plan to restore any contributions that are limited in the CVS Corporation Future Fund Profit Sharing
            Plan as a result of IRS limitations, qualified plan discrimination limitations, participation in the 401(k) Plan or this Plan.

4.05 Deferral and Contribution Timing.

     Base Salary deferrals will be credited to the Account of each Participant as of the date of


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

     the pay check from which the deferral was withheld. A Participant whose employment terminates during a pay period will cease deferral withholding effective as of the first day of the following payroll period.

     Annual Cash Incentive Deferrals and/or Other Cash Incentive or Bonus
     Deferrals will be credited to the Account of each Participant as of the day of which such Annual Cash Incentive Compensation and/or Other Cash
     Incentive or Bonus Compensation otherwise would have been paid to the Participant in cash, provided that the Participant is an Employee on such date.

     Company Contributions for the Restoration of Lost 401(k) Match pursuant to
     Section 4.04(a) above and Deferral Plan Match pursuant to Section 4.04(b) above will be credited to the Participant's Account on a monthly basis.
     Company Contributions for Restoration of CVS Corporation Future Fund Profit
     Sharing Contributions pursuant to Section 4.04(c) above will be credited to the Participant's Account as of the date the profit sharing Contribution is contributed to the CVS Corporation Future Fund.

4.06 Balances Transferred from the Melville Deferred Compensation Plan.

     Each Participant in the Melville Deferred Compensation Plan will be required to make a Deferred Compensation Election(s) on a special form, as determined by the Plan Committee, that relates to that Participant's balances in the Melville Deferred Compensation Plan. Such Deferred
     Compensation election will be effective as of the merger of the Melville
     Deferred Compensation Plan into this Plan.

     The balances from the Melville Deferred Compensation Plan will be credited to the Participant's Account as of the date the Melville Deferred
     Compensation Plan is merged into the Plan, subject to the provisions in
     Article 6.11.


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



     ARTICLE V

                                    ACCOUNTS

5.01 Establishment of Bookkeeping Accounts.

     A separate bookkeeping account shall be maintained for each Participant.
     Such account shall be credited with the deferrals made by the Participant pursuant to this Plan and credited (or charged, as the case may be) with the hypothetical investment results determined pursuant to this Article of the Plan.

5.02 Subaccounts.

     Within each Participant's bookkeeping account, separate subaccounts shall be maintained to the extent necessary for the administration of the Plan.
     Generally, a subaccount will be set up for each year and for each Deferred
     Compensation Election the Participant makes.

5.03 Hypothetical Nature of Accounts.

     The accounts established under this Article shall be hypothetical in nature and shall be maintained for bookkeeping purposes only so that hypothetical gains or losses on the deferrals made to the Plan can be credited (or charged, as the case may be).

     Neither the Plan nor any of the accounts, or subaccounts, established hereunder shall hold any actual funds or assets. The right of any person to receive one or more payments under the Plan shall be an unsecured claim against the general assets of the Company. Any liability of the Company to any Participant, former Participant, or Beneficiary with respect to a right to payment shall be based solely upon contractual obligations created by the Plan. Neither the Company, the Board, nor any other person shall be deemed to be a trustee of any amounts to be paid under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other Person.

5.04 Vesting.

     Participants shall be 100% vested in their Account, including Company
     Contributions, at all times.

5.05 Deferral Crediting Options.

     Deferral Crediting Options are similar to investment choices in a qualified
     401(k) plan and the stock units under the Partnership Equity Plan, except that they are hypothetical in nature and no funds are actually held in the plan. Deferral Crediting Options determine the hypothetical gain or loss to be reflected in the Participant Accounts.

     The Deferral Crediting Options offered to Participants are determined by the Plan Committee at its sole discretion. The Plan Committee specifically retains the right to change the Deferral Crediting Options at any time, in its sole discretion. The Deferral Crediting Options that will be offered initially will be the same as the investment choices


                                       10


     offered in CVS Corporation Future Fund, except for CVS Preference Stock, and will function similarly to said investment choices; provided, however, with respect to the amounts transferred from the Melville Deferred Compensation Plan an additional investment choice shall be Corporate Common Stock under the Partnership Equity Plan.

     The Deferred Compensation Election will provide for the election of the allocation of deferral amounts into the Deferral Crediting Options at the time of election. Participants may change the allocation of deferrals credited to their account once per calendar month beginning with February in the Plan Year for which the most recent annual election process was held. Participants may reallocate their existing Account, or subaccount(s), among the Deferral Crediting Options once per calendar month beginning with the second calendar month that deferrals are first placed in their account.

     Any amounts added to or subtracted from a Participant's Account on any given day will be converted to hypothetical share equivalents ("Hypothetical Shares") based on the daily closing price on said date ("Share Price") for any given Deferral Crediting Option. For example, a deferral credited to a Participant's Account on January 3 will use the daily closing price for January 3 for each Deferral Crediting Option affected. As a result, the accounts will always be at least one day behind. Hypothetical Shares will be carried to three (3) decimal places or to a thousandth of a share. Share Prices shall be carried in U. S. Dollars and to the cent or hundredth of a dollar. Initially, the Share Price will be the daily closing price for the similar investment choice in CVS Corporation Future Fund on which any given Deferral Crediting Option is based.

5.06 Hypothetical Gains or Losses.

     Any hypothetical dividends, capital gains and any other income or share activity will be reflected in the Deferral Crediting Options. The timing of these will be the same as for the funds on which each Deferral Crediting Option is based.

     The gain or loss on Participant Accounts will be calculated each business day. The Share Price shall determine each Deferral Crediting Option's hypothetical value, based on the number of shares within the Account for any given Deferral Crediting Option. Account balances that are given to Participants on a given day will be based on the closing price of the previous business day.


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                                   ARTICLE VI
                             DISTRIBUTION OF ACCOUNT

6.01 Normal Distributions.

     A Participant has two choices for Normal Distributions. These are Retirement and Specific Future Year. One of these must be chosen at the time of the Deferred Compensation Election. Participants may chose different options with each Deferred Compensation Election.

            (a) Retirement Participants can elect to receive distribution of their deferral account beginning the first business day of January following, or coincident with, their Retirement Date.

                (1) Interim Distribution Participants can elect to receive an Interim Distribution from their Account. This option is only available if the Retirement option is selected by the Participant. This Interim Distribution can be equal to 50% or 100% of the original annual deferral amount, or the Account balance if less, for any given Deferred Compensation Election.

                The Interim Distribution will be paid as of the first business day in January of the "Interim Distribution Year" selected by the Participant. The "Interim Distribution Year" can be as early as the third year the Deferred Compensation Election is in effect or as late as the tenth year the Deferred Compensation Election is in effect. If retirement occurs before the Interim Distribution is made, the Participant will only receive the retirement benefits.

            (b) Specific Future Year Participants can elect to receive distribution of their deferral account starting in a future year of their choice. The Specific Future Year must be at least five (5) Plan Years after the Deferred Compensation Election has been in effect, unless the Participant has attained age 55 or older in the year in which the Deferred Compensation Election is effective, then it must be a minimum period of one plan year. The Melville Deferred Compensation Plan provides for a minimum of three (3) years, and that provision will be maintained for accounts merged into this Plan. The Specific Future Year may not be later than the Plan Year in which the Participant attains age 71.

     Participants may change their elections under Section 6.01 or Section 6.02 at any time by duly completing, executing, and filing with the Plan Committee a new election on an appropriate form designated by the Plan Committee; provided however, that for any such change of election to be effective, a full calendar year must pass between the calendar year during which the Participant duly makes the change of election and the calendar year during which the Participant duly makes the change of election and the calendar year during which any portion of the Participant's Deferral Account is first to become payable after taking the change of election into account.

6.02 Form of Payment.

     (a) Normal Distributions will be made in annual or quarterly installments for up to, and including, fifteen (15) years. Annual payments will be as of the first business day of January, payable within twenty (20) days. The initial installment of a quarterly payment stream will begin as of the first business day in January following the Participant's Retirement Date or of the specified year, payable within twenty (20) days. Subsequent quarterly payments will be as of the first business day of each quarter, payable within twenty (20) days.

     Each annual or quarterly installment will be equal to a fraction of the Account balance as of the date the installment is paid. The numerator of the fraction being "1" and the denominator being the number of payments remaining in the payment schedule. For example, the respective fractions for a five (5) year annual installment schedule are 1/5 for the first installment; 1/4 for the second; 1/3 for the third; 1/2 for the fourth; and 1/1 (or the balance) for the fifth and final installment.

     (b) Normal Distributions will occur when and how a Participant elects to receive payment at the time of his or her Deferral Election.

     (c) In the calendar year prior to the year in which Normal Distribution of a Participant's Account is scheduled to begin (but no less than one year prior to the distribution date in any event), a Participant may request a change in form of payment which may be approved or disapproved by the Plan Committee in its sole discretion.

6.03 Disability Distributions.

     If a Participant becomes totally and permanently disabled while actively employed at the Company under the definition of Disability Retirement in CVS Corporation Future Fund, the Participant will receive the balance of their Account in five (5) annual installments with the first payment to be made within ninety (90) days following the date of disability. Subsequent annual payments will be paid as of the first business day in January.

     Participants may petition the Plan Committee for a shorter distribution schedule based upon hardship, which may be granted at the sole discretion of the Plan Committee.

6.04 Distributions in the Event of Death.

     In the event of a Participant's death while actively employed by the Company, the Participant's Beneficiary will receive the balance of the Account paid out in five (5) annual installments with the first payment to be made within ninety (90) days following the date of death. Subsequent annual payments will be paid as of the first business day in January. The Participant's Beneficiary may petition the Plan Committee for a shorter distribution schedule based upon hardship, which may be granted at the sole discretion of the Plan Committee.

6.05 Distributions for Termination Other Than Retirement, Death or Disability.

     In the event a Participant terminates from the Company for any reason other than retirement, death, or disability, they will receive their Account in a lump sum payment within ninety (90) days of the date of termination of employment.

6.06 Account Valuation Upon a Distribution.

     Before a distribution pursuant to this Article, the balance of a Participant's Account shall be determined as of the business day of payment based on the Share Price in effect for that business day.

6.07 Designation of Beneficiary.

     Each Participant shall have the right to designate a beneficiary to receive payment of their Account in the event of their death. A beneficiary designation shall be made by executing and filing the beneficiary designation form prescribed by the Plan Committee. Any such designation may be changed at any time by execution of a new designation in accordance with this Section.

     If no such designation is on file with the Plan Committee at the time of the death of the Participant, or such designation is not effective for any reason as determined by the Plan Committee, then the beneficiary to receive such benefit shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

6.08 Unclaimed Benefits.

     If the Plan Committee is unable to locate a Participant or Beneficiary to whom a benefit is payable, such benefit may be forfeited to the Company upon the Plan Committee's determination. Notwithstanding the foregoing, if subsequent to any such forfeiture the Participant or Beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan and paid by the Company, with interim interest credited as if the account were maintained in the plan.

6.09 Hardship Withdrawals.

     A Participant may apply in writing to the Plan Committee for, and the Plan Committee may grant, a hardship withdrawal of all or any part of a Participant's Account if the Plan Committee, in its sole discretion, determines that the Participant has incurred a severe financial hardship.

     The Plan Committee shall determine whether an event qualifies as a hardship within this Section, in its sole and absolute discretion. The amount that may be withdrawn shall be limited to the amount reasonably necessary to relieve the hardship or financial emergency upon which the request is based, plus the federal and state taxes due on the withdrawal, as determined by the Plan Committee. The Plan Committee may require a Participant who requests a hardship withdrawal to submit such evidence as the Plan Committee, in its sole discretion, deems necessary or appropriate to substantiate the circumstances upon which the request is based.

     Notwithstanding anything in the Plan to the contrary, if a Participant:

     (1) receives a withdrawal of deferred cash contributions on account of hardship from any plan which is maintained by the Company and which meets the requirements of Section 401(k) of the Internal Revenue Code (or successor thereto) and

     (2) is precluded from making contributions to such 401(k) plan for at least 12 months after receipt of the hardship withdrawal, no amounts shall be deferred under this Plan under any Deferred Compensation Elections with respect to Base Salary or Annual Cash Incentive Compensation until such time as the Participant is again permitted to contribute to such 401(k) plan. Any Base Salary or Annual Cash Incentive Compensation payment which would have been deferred pursuant to a Deferred Compensation Election but for the application of this section shall be paid to the Participant as if he or she had not entered into the Deferred Compensation Election.

6.10 Other Withdrawals.

     At any time, a Participant may request that ninety percent (90%) of all, or a designated portion of, their account balance be paid to them. The Plan Committee in its sole discretion may approve or disapprove such a request. If it approves the request and a Participant receives a payment under this Section, the Participant shall:

            (a) permanently forfeit the remaining ten percent (10%) of all, or a designated portion of, the account balance paid to them; and
            (b) lose the right to defer into the Plan for twelve full calendar months following the date which a distribution is made pursuant to this Section.

6.11 Balances Transferred from the Melville Deferred Compensation Plan.

     Balances transferred to this Plan shall be subject to the provisions of this Article, with the following exceptions.

            (a) The Interim Distribution option will not be available.
            (b) A Specific Future Year must be at least three (3) Plan Years after the Deferred Compensation Election rather than at least five
            (5) Plan Years after the Deferred Compensation Election.

                           ARTICLE VII
                                 ADMINISTRATION


7.01 Plan Committee.

     The Plan shall be administered by a Plan Committee appointed by the Compensation Committee. The Plan Committee shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof. The Plan Committee may delegate to others certain aspects of the management and operations of the Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals, provided that such delegation is in writing. The Plan Committee shall be a "named fiduciary" as that term is defined in
     Section 402(a)(2) of ERISA.

7.02 General Powers of Administration.

     The Plan Committee shall have all powers necessary or appropriate to enable it to carry out its administrative duties. Not in limitation, but in application of the foregoing, the Plan Committee shall have the duty and power to interpret the Plan and determine all questions that may arise hereunder as to the status and rights of Employees, Participants, Beneficiaries, and any other person. The Plan Committee may exercise the powers hereby granted in its sole and absolute discretion. No member of the Plan Committee shall be personally liable for any actions taken by the Plan Committee unless the member's action involves willful misconduct.

7.03 Costs of Administration.

     The costs of administering the Plan shall be borne by the Company unless and until the Participant receives written notice of the imposition of such administrative costs, with such costs to begin with the next Plan Year and none may be assessed retroactively for prior Plan Years. Such costs shall be charged against the Participant's Account and shall be uniform or proportional for all Plan Participants. Such costs shall not exceed the standard rates for similarly designed nonqualified plans under administration by high quality third party administrators at the time such costs are initially imposed and thereafter.

7.04 Indemnification of Plan Committee.

     The Company shall indemnify the members of the Plan Committee against any and all claims, losses, damages, expenses, including attorney's fees, incurred by them, and any liability, including any amounts paid in settlement with their approval, arising from their action or failure to act, except when the same is judicially determined to be attributable to their gross negligence or willful misconduct.

                  ARTICLE VIII
                                CLAIMS PROCEDURE

8.01 Claims.

     A person who believes that they are being denied a benefit to which they are entitled to under the Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Plan Committee, setting forth their claim. The request must be addressed to the Plan Committee at the Company's then principal place of business.

8.02 Claim Decision.

     Upon receipt of a claim, the Plan Committee shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Plan Committee may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

     If the claim is denied in whole or in part, the Plan Committee shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth all of the following.

            (a) The specific reason or reasons for such denial.
            (b) The specific reference to pertinent provisions of the Plan on which such denial is based.
            (c) A description of any additional material or information necessary for the Claimant to perfect their claim and an explanation why such material or such information is necessary.
            (d) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review.
            (e) The time limits for requesting a review under this Section.

8.03 Request for Review.

     With sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Company review the determination of the Plan Committee. Such request must be addressed to the Secretary of the Company, at its then principal place of business. The Claimant or their duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Company. If the Claimant does not request a review of the Plan Committee's determination by the Company within such sixty (60) day period, he shall be barred and estopped from challenging the Plan Committee's determination.

8.04 Review of Decision.

     Within sixty (60) days after the Secretary's receipt of a request for review, he will review the Plan Committee's determination. After considering all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Plan on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

                                   ARTICLE IX
                                  MISCELLANEOUS

9.01 Not Contract of Employment.

     The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company and any person and shall not be consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or to restrict the right of the Company to discharge any person at any time nor shall the Plan be deemed to give the Company the right to require any person to remain in the employ of the Company or to restrict any person's right to terminate their employment at any time.

9.02 Non-Assignability of Benefits.

     No Participant, Beneficiary or distributee of benefits under the Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder, which are expressly declared to be unassignable and non-transferable. Any such attempted assignment or transfer shall be void. No amount payable hereunder shall, prior to actual payment thereof, be subject to seizure by any creditor of any such Participant, Beneficiary or other distributee for the payment of any debt judgment or other obligation, by a proceeding at law or in equity, nor transferable by operation of law in the event of the bankruptcy, insolvency or death of such Participant, Beneficiary or other distributee hereunder.

9.03 Withholding.

     All deferrals and payments provided for hereunder shall be subject to applicable withholding and other deductions as shall be required of the Company under any applicable local, state or federal law.

9.04 Amendment and Termination.

     The Compensation Committee may from time to time, in its discretion, amend, in whole or in part, any or all of the provisions of the Plan; provided, however, that no amendment may be made that would impair the rights of a Participant with respect to amounts already allocated to their Account. The Compensation Committee may terminate the Plan at any time. In the event that the Plan is terminated, the balance in a Participant's Account shall be paid to such Participant or Beneficiary in a single cash lump sum, in full satisfaction of all such Participant's or Beneficiary's benefits hereunder. Any such amendment to or termination of the Plan shall be in writing and signed by a member of the Compensation Committee.

9.05 No Trust Created.

     Nothing contained in this Plan, and no action taken pursuant to its provisions by the Company or any person, shall create, nor be construed to create, a trust of any kind or a fiduciary relationship between the Company and the Participant, Beneficiary, or any other person.

9.06 Unsecured General Creditor Status of Employee.

     The payments to the Participant, Beneficiary or any other distributee hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Company. No person shall have nor acquire any interest in any such assets by virtue of the provisions of this Plan. The Company's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that the Participant, Beneficiary or other distributee acquires a right to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company. No such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Company.

     In the event that, in its discretion, the Company purchases an insurance policy, or policies, insuring the life of the Employee, or any other property, to allow the Company to recover the cost of providing the benefits, in whole, or in part, hereunder, neither the Participant, Beneficiary nor other distributee shall have nor acquire any rights whatsoever therein or in the proceeds therefrom. The Company shall be the sole owner and beneficiary of any such policy or policies and, as such, shall possess and, may exercise all incidents of ownership therein. No such policy, policies or other property shall be held in any trust for a Participant, Beneficiary or other distributee or held as collateral security for any obligation of the Company hereunder. An Employee's participation in the underwriting or other steps necessary to acquire such policy or policies may be required by the Company and, if required, shall not be a suggestion of any beneficial interest in such policy or policies to a Participant.

9.07 Severability.

     If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

9.08 Governing Laws.

     All provisions of the Plan shall be construed in accordance with the laws of Rhode Island, except to the extent preempted by federal law.

9.09 Binding Effect.

     This Plan shall be binding on each Participant and their heirs and legal representatives and on the Company and its successors and assigns.

9.10 Entire Agreement.

     This document and any amendments contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.

IN WITNESS WHEREOF, the Company has caused this Plan to be properly executed on the first day of April, 1997.


                                          CVS CORPORATION

(Corporate Seal)

                                          By:  /s/  Charles C. Conaway
                                               ---------------------------------
                                          Its:  Executive Vice President and CFO
                                               ---------------------------------



Attested to:


By:  /s/  Zenon P. Lankowsky
   ------------------------------
Its: Secretary